                                                                   Exhibit 10.07


                               ONI SYSTEMS CORP.

                     DAVIS STOCK OPTION PLAN AND AGREEMENT


          This Davis Stock Option Plan and Agreement (this "Agreement") is made and entered into as of the date of grant set forth below (the "Date of Grant") by and between ONI Systems Corp., a Delaware corporation (the "Company"), and the participant named below (the "Participant"). Capitalized terms not defined herein shall have the meaning ascribed to them in Exhibit A attached hereto.
                                                  ---------


Participant:                 Chris A. Davis
                             ------------------------------------------------
Social Security Number:
                             ------------------------------------------------

Address:
                             ------------------------------------------------

Total Option Shares:         1,000,000
                             ------------------------------------------------

Exercise Price Per Share:    $ 4.00
                             ------------------------------------------------
Date of Grant:               May 3, 2000
                             ------------------------------------------------
Vesting Start Date:          May 1, 2000
                             ------------------------------------------------
Expiration Date:             May 2, 2010
                             ------------------------------------------------
                             (unless earlier terminated under this Agreement)

Type of Stock Option         Nonqualified Stock Option


      1.  Grant of Option.  The Company hereby grants to Participant an
          ---------------
option (this "Option") to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement. In the event that the number of outstanding shares of the Company's Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Agreement, and (b) the Exercise Price of and number of Shares subject to the Option will be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be paid in cash at Fair Market Value of such fraction of a Share or will be rounded down to the nearest whole Share, as determined by the Committee.

      2.  Exercise Period.
          ---------------

          2.1       Exercise Period of Option.  This Option is immediately
                    -------------------------
exercisable. Provided Participant continues to provide services to the Company or any Subsidiary or Parent of the Company, the Option will become vested as to portions of the Shares as follows: (i) this Option shall not vest with respect to any of the Shares until the first anniversary of the Vesting Start Date (the "First Vesting Date"); (ii) on the First Vesting Date the Option will become vested as to twenty-five percent (25%) of the Shares; and (iii) thereafter at the end of each full succeeding month the Option will become vested as to 1/48th (2.0833%) of the Shares until the Shares are vested with respect to one hundred percent (100%) of the Shares. If application of the vesting percentage causes a fractional share, such share shall be rounded down to the nearest whole share for each month except for the last month in such vesting period, at the end of which last month this Option shall become vested for the full remainder of the Shares.

          2.2       Vesting of Options.  Shares that are vested pursuant to the
                    ------------------
schedule set forth in Section 2.1, including as provided in Section 2.4, are "Vested Shares." Shares that are not Vested Shares are "Unvested Shares."

          2.3       Expiration.  The Option shall expire on the Expiration Date
                    ----------
set forth above or earlier as provided in Section 3 below.

          2.4       Change of Control.  In the event of a Change in Control of
                    -----------------
the Company (as defined below), which is immediately preceded by or followed by, within twelve (12) months, an actual or "Involuntary Termination" (as defined below) without Cause, the Shares issuable upon exercise of this Option will become vested with respect to an additional fifty percent (50%) of the then Unvested Shares. For the purposes of this Section 2.4, a "Change in Control of the Company" means the occurrence of any of the following events: (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a re-incorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings) (ii) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger cease to own shares or other equity interests in the Company representing at least fifty percent (50%) of the voting power of all securities of the Company; or (iii) the sale of all, or substantially all, of the assets of the Company. For purposes of this Section 2.4, an "Involuntary Termination" will be deemed to have occurred if both (a) any of the following actions is taken by the Company and such action is not reversed in full by the Company within fourteen days: (i) Participant's aggregate compensation and benefits are materially reduced, (ii) Participant's duties and responsibilities are significantly decreased in a way that is adverse to Participant, (iii) Participant is required to perform Participant's employment obligations (other than travel on business) at a location more than sixty (60) miles away from the Company's current offices, and/or (iv) the terms of the offer letter between Participant and the Company are not assumed in full by any acquiror or other successor to the Company, and (b) Participant, after the expiration of such fourteen-day period, resigns in writing stating that Participant's resignation is as a result of, and specifying in reasonable detail the nature of, such uncured action listed above (a "Resignation"). Notwithstanding the foregoing, Participant shall have six (6) months from the expiration of such fourteen-day period to submit a Resignation. Other changes in the Company's management or reporting structure, or changes in Participant's position's title, shall not constitute an "Involuntary Termination."


       3.   Termination.
            -----------

          3.1       Termination for Any Reason Except Death, Disability or
                    ------------------------------------------------------
Cause. If Participant is Terminated for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the Termination Date, may be exercised by Participant no later than three (3) months after the Termination Date, but in any event no later than the Expiration Date.

          3.2       Termination Because of Death or Disability.  If Participant
                    ------------------------------------------
is Terminated because of death or Disability of Participant (or Participant dies within three (3) months of Termination when Termination is for any reason other than Participant's Disability or for Cause), the Option, to the extent that it is exercisable by Participant on the Termination Date, may be exercised by Participant (or Participant's legal representative) no later than twelve (12) months after the Termination Date, but in any event no later than the Expiration Date. Any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) twelve
(12) months after the Termination Date when the termination is for Participant's disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

          3.3       Termination for Cause.  If Participant is Terminated for
                    ---------------------
Cause, then the Option will expire on Participant's Termination Date, or at such later time and on such conditions as are determined by the Committee.

          3.4       No Obligation to Employ.  Nothing in this Agreement shall
                    -----------------------
confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without Cause.

      4.  Manner of Exercise.
          ------------------

          4.1       Stock Option Exercise Agreement.  To exercise this Option,
                    -------------------------------
Participant (or in the case of exercise after Participant's death or incapacity, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in the form attached hereto as Exhibit B, or in such other form as may be approved by the
                   ---------
Committee from time to time (the "Exercise Agreement"), which shall set forth,

inter alia, (i) Participant's election to exercise the Option, (ii) the number
----- ----
of Shares being purchased, (iii) any restrictions imposed on the Shares and (iv) any representations, warranties and agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option.

          4.2       Limitations on Exercise.  The Option may not be exercised
                    -----------------------
unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

          4.3       Payment.  The Exercise Agreement shall be accompanied by
                    -------
full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

      (a) by surrender of shares of the Company's Common Stock that (i) either
          (A) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by Participant in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;

      (b) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company shall not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

      (c) provided that a public market for the Company's stock exists: (i) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company;

      (d) any other form of consideration approved by the Committee; or

      (e) by any combination of the foregoing.

          4.4       Tax Withholding.  Prior to the issuance of the Shares upon
                    ---------------
exercise of the Option, Participant must pay or provide for any applicable federal, state and local withholding obligations of the Company. If the Committee permits, Participant may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company. In such case, the Company shall issue the net number of Shares to the Participant by deducting the Shares retained from the Shares issuable upon exercise.

          4.5       Issuance of Shares.  Provided that the Exercise Agreement
                    ------------------
and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

      5.   Compliance with Laws and Regulations.  This Agreement is intended
           ------------------------------------
to comply with applicable securities laws. The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer. Participant understands that the Company is under no obligation to register or qualify the Shares with the SEC, any state securities commission or any stock exchange to effect such compliance.

      6.   Nontransferability of Option.  The Option may not be transferred
           ----------------------------
in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant or in the event of Participant's incapacity, by Participant's legal representative. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.


      7.   Company's Repurchase Option for Unvested Shares.  The Company, or
           -----------------------------------------------
its assignee, shall have the option to repurchase Participant's Unvested Shares (as defined in Section 2.2 of this Agreement) on the terms and conditions set forth in the Exercise Agreement (the "Repurchase Option") if Participant is Terminated for any reason, or no reason, including without limitation Participant's death, Disability, voluntary resignation or termination by the Company with or without Cause. Notwithstanding the foregoing, the Company shall retain the Repurchase Option for Unvested Shares only as to that number of Unvested Shares (whether or not exercised) that exceeds the number of shares which remain unexercised.


      8.  Company's Right of First Refusal.  Unvested Shares may not be
          --------------------------------
sold or otherwise transferred by Participant without the Company's prior written consent. Before any Vested Shares held by Participant or any transferee of such Vested Shares may be sold or otherwise transferred (including without limitation a transfer by gift or operation of law), the Company and/or its assignee(s) shall have an assignable right of first refusal to purchase the Vested Shares to be sold or transferred on the terms and conditions set forth in the Exercise Agreement (the "Right of First Refusal"). The Company's Right of First Refusal will terminate when the Company's securities become publicly traded.

      9.   Tax Consequences.  Set forth below is a brief summary as of the
           ----------------
Effective Date of this Agreement of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. PARTICIPANT SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

          9.1       Exercise of Nonqualified Stock Option.  There may be a
                    -------------------------------------
regular federal and California income tax liability upon the exercise of the Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is a current or former employee of the Company, the Company may be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

               9.2  Disposition of Shares.  The following tax consequences may
                    ---------------------
apply upon disposition of the Shares.

                    (a) Nonqualified Stock Options. If the Shares are held for
                        --------------------------
more than twelve (12) months after the date of the transfer of the Shares pursuant to the exercise of an NQSO, any gain realized on disposition of the Shares will be treated as long term capital gain.

                    (b) Withholding.  The Company may be required to withhold
                        -----------
from the Participant's compensation or collect from the Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income.

          9.3.      Section 83(b) Election for Unvested Shares.  With respect to
                    ------------------------------------------
Unvested Shares, which are subject to the Repurchase Option, unless an election is filed by the Participant with the Internal Revenue Service (and, if necessary, the proper state taxing authorities), within 30 days of the purchase
                                                 --------------
of the Unvested Shares, electing pursuant to Section 83(b) of the Code (and similar state tax provisions, if applicable) to be taxed currently on any difference between the Exercise Price of the Unvested Shares and their Fair Market Value on the date of purchase, there may be a recognition of taxable income (including, where applicable, alternative minimum taxable income) to the Participant, measured by the excess, if any, of the Fair Market Value of the Unvested Shares at the time they cease to be Unvested Shares, over the Exercise Price of the Unvested Shares.

      10. Privileges of Stock Ownership.  Participant shall not have any of
          -----------------------------
the rights of a shareholder with respect to any Shares until the Shares are issued to Participant.

      11. Corporate Transactions.

          11.1      Assumption or Replacement of Option by Successor or
                    ---------------------------------------------------
Acquiring Corporation. In the event of (a) a dissolution or liquidation of the
---------------------
Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the Company or their relative stock holdings and the Option granted under this Agreement is assumed, converted or replaced by the successor or acquiring corporation, which assumption, conversion or replacement will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the shareholders of the Company immediately prior to such merger (other than any shareholder which merges with the Company in such merger, or which owns or controls another corporation which merges, with the Company in such merger) cease to own their shares or other equity interests in the Company, or (d) the sale of all or substantially all of the assets of the Company, this Agreement may be assumed, converted or replaced by the successor or acquiring corporation (if any), which assumption, conversion or replacement will be binding on the Participant. In the alternative, the successor or acquiring corporation may substitute an equivalent Option or provide substantially similar consideration to Participant as was provided to shareholders (after taking into account the existing provisions of the Option). The successor or acquiring corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions and other provisions no less favorable to the Participant than those which applied to such outstanding Shares immediately prior to such transaction described in this Section 11.1. In the event such successor or acquiring corporation (if any) does not assume or substitute this Agreement, as provided above, pursuant to a transaction described in this
Section 11.1, then notwithstanding any other provision in this Agreement to the contrary, the vesting of the Option will accelerate and this Option will become exercisable in full prior to the consummation of such event at such times and on such conditions as the Committee determines, and if this Option is not exercised prior to the consummation of the corporate transaction, it shall terminate in accordance with the provisions of this Agreement.


          11.2      Other Treatment of Option.  Subject to any greater rights
                    -------------------------
granted to Participant under the foregoing provisions of this Section 11, in the event of the occurrence of any transaction described in Section 11.1 hereof, any outstanding Option will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation or sale of assets.

      12. Interpretation.  Any dispute regarding the interpretation of this
          --------------
Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

      13.  Entire Agreement.  This Agreement and the Offer Letter, dated
           ----------------
April 14, 2000, between the Company and Chris A. Davis, constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

      14.  Notices.  Any notice required to be given or delivered to the
           -------
Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: (i) personal delivery; (ii) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); (iii) one (1) business day after deposit with any return receipt express courier (prepaid); or (iv) one
(1) business day after transmission by facsimile, rapifax or telecopier.

      15.  Successors and Assigns.  The Company may assign any of its rights
           ----------------------
under this Agreement, including its rights to purchase Shares under the Repurchase Option and the Right of First Refusal. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

      16. Governing Law.  This Agreement shall be governed by and construed
          -------------
in accordance with the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

      17. Acceptance.  Participant hereby acknowledges receipt of a copy of
          ----------
this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.


          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in triplicate by its duly authorized representative and Participant has executed this Agreement in triplicate, effective as of the Date of Grant.


ONI SYSTEMS CORP.                   PARTICIPANT

By:/s/ Hugh C. Martin                 /s/ Chris A. Davis
   -----------------------------    -----------------------------------------
                                    (Signature)

   Hugh C. Martin                   Chris A. Davis
--------------------------------    -----------------------------------------
(Please print name)                 (Please print name)

President and Chief Executive Officer
------------------------------------------
(Please print title)

                                   EXHIBIT A
                                   ---------


                                  DEFINITIONS

DEFINITIONS.  As used in this Agreement, the following terms will have the
-----------
following meanings:

              "Board" means the Board of Directors of the Company.

              "Cause" means Termination because of (i) any willful material violation by the Participant of any law or regulation applicable to the business of the Company or a Parent or Subsidiary of the Company, the Participant's conviction for, or guilty plea to, a felony or a crime involving moral turpitude, any willful perpetration by the Participant of a common law fraud,
(ii) the Participant's commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Participant of any provision of any agreement or understanding between the Company or any Parent or Subsidiary of the Company and the Participant regarding the terms of the Participant's service as an employee, director or consultant to the Company or a Parent or Subsidiary of the Company, including without limitation, the willful and continued failure or refusal of the Participant to perform the material duties required of such Participant as an employee, director or consultant of the Company or a Parent or Subsidiary of the Company, other than as a result of having a Disability, or a breach of any applicable invention assignment and confidentiality agreement or similar agreement between the Company and the Participant, (iv) Participant's disregard of the policies of the Company or any Parent or Subsidiary of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or a Parent or Subsidiary of the Company, or (v) any other misconduct by the Participant which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or a Parent or Subsidiary of the Company.

              "Code" means the Internal Revenue Code of 1986, as amended.

              "Committee" means the committee appointed by the Board to administer this Plan, or if no committee is appointed, the Board.

              "Company" means ONI Systems Corp., or any successor corporation.

              "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

              "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

              "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

              (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the last trading day prior to the date of determination as reported in The Wall Street Journal;
                               -----------------------

              (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the last trading day prior to the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;
                   -------------------

              (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the last trading day prior to the date of determination as reported by The Wall Street Journal
                                                        -----------------------
                   (or, if not so reported, as otherwise reported by any newspaper or other source as the Board may determine); or

              (d) if none of the foregoing is applicable, by the Committee in good faith.

          "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Participant" means a person named as "Participant" as page 1 of this Agreement.

          "Purchase Price" means the price at which a Participant may purchase Restricted Stock.

          "Restricted Stock" means Shares purchased pursuant to a Restricted Stock Award.

          "Restricted Stock Award" means an award of Shares pursuant to Section 6 hereof.

          "SEC" means the Securities and Exchange Commission.

          "Securities Act" means the Securities Ac t of 1933, as amended.

          "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 1 hereof, and any successor security.

          "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

          "Termination" or "Terminated" means, for purposes of this Agreement with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director or consultant to the Company or a Parent or Subsidiary of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than ninety (90) days unless reinstatement upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated in writing. In the case of any Participant on (i) sick leave, (ii) military leave or (iii) an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Option while on leave from the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Stock Option Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").